Leases And Capacity Purchase Agreements	12 Months Ended
Dec. 31, 2012
Leases And Capacity Purchase Agreements

NOTE 15—LEASES AND CAPACITY PURCHASE AGREEMENTS

United leases aircraft, airport passenger terminal space, aircraft hangars and related maintenance facilities, cargo terminals, other airport facilities, other commercial real estate, office and computer equipment and vehicles.

At December 31, 2012, United’s scheduled future minimum lease payments under operating leases having initial or remaining noncancelable lease terms of more than one year, aircraft leases, including aircraft rent under capacity purchase agreements and capital leases (substantially all of which are for aircraft) were as follows (in millions):

	Capital Leases (a)	Facility and Other Operating Leases	Aircraft Operating Leases (b)
2013	$214	$1,108	$1,543
2014	197	955	1,466
2015	177	816	1,198
2016	164	744	960
2017	120	696	861
After 2017	582	5,376	1,491

Minimum lease payments	$1,454	$9,695	$7,519

Imputed interest	(540)

Present value of minimum lease payments	914
Current portion	(122)

Long-term obligations under capital leases	$792

(a)	As of December 31, 2012, United’s aircraft capital lease minimum payments relate to leases of 49 mainline and 38 regional aircraft as well as to leases of nonaircraft assets. Imputed interest rate ranges are 3.3% to 20%.
(b)	The operating lease payments presented above include future payments of $130 million related to nonoperating aircraft as of December 31, 2012. United has 25 nonoperating aircraft subject to leases.

Aircraft operating leases have initial terms of one to twenty-six years, with expiration dates ranging from 2013 through 2024. Under the terms of most leases, United has the right to purchase the aircraft at the end of the lease term, in some cases at fair market value, and in others, at fair market value or a percentage of cost. United has facility operating leases that extend to 2032.

United is the lessee of real property under long-term operating leases at a number of airports where we are also the guarantor of approximately $1.7 billion of underlying debt and interest thereon as of December 31, 2012. These leases are typically with municipalities or other governmental entities, which are excluded from the consolidation requirements concerning VIEs. To the extent United’s leases and related guarantees are with a separate legal entity other than a governmental entity, United is not the primary beneficiary because the lease terms are consistent with market terms at the inception of the lease and the lease does not include a residual value guarantee, fixed-price purchase option, or similar feature.

United’s nonaircraft rent expense for the years ended December 31 2012, 2011, and 2010 were $1.3 billion, $1.3 billion, and $839 million, respectively.

In addition to nonaircraft rent and aircraft rent, which is separately presented in the consolidated statements of operations, United had aircraft rent related to regional aircraft operating leases, which is included as part of regional capacity purchase expense in United’s consolidated statement of operations, of $463 million, $498 million and $411 million for the years ended December 31, 2012, 2011 and 2010, respectively.

In connection with UAL Corporation’s and United Air Lines, Inc.’s fresh-start reporting requirements upon their exit from Chapter 11 bankruptcy protection in 2006 and the Company’s acquisition accounting adjustments related to the Merger, lease valuation adjustments for operating leases were initially recorded in the consolidated balance sheet, representing the net present value of the differences between contractual lease rates and the fair market lease rates for similar leased assets at the time. An asset (liability) results when the contractual lease rates are more (less) favorable than market lease terms at the valuation date. The lease valuation adjustment is amortized on a straight-line basis as an increase (decrease) to rent expense over the individual applicable remaining lease terms, resulting in recognition of rent expense as if United had entered into the leases at market rates. The related remaining lease terms are one to 12 years for United. The lease valuation adjustments are classified within other noncurrent assets and other noncurrent liabilities, respectively, and are as follows as of December 31 (in millions):

Net deferred asset balance at December 31, 2010	$108
Less: amortization for the year ended December 31, 2011	(14)

Net deferred asset balance at December 31, 2011	94
Less: amortization for the year ended December 31, 2012	(12)

Net deferred asset balance at December 31, 2012	$82

Net deferred liability balance at December 31, 2010	$(1,374)
Less: accretion for the year ended December 31, 2011	241

Net deferred liability balance at December 31, 2011	(1,133)
Less: accretion for the year ended December 31, 2012	252

Net deferred liability balance at December 31, 2012	$(881)

Regional Capacity Purchase Agreements

United has capacity purchase agreements (“CPAs”) with certain regional carriers. We purchase all of the capacity from the flights covered by the CPA at a negotiated price. We pay the regional carrier a pre-determined rate, subject to annual inflation adjustments, for each block hour flown (the hours from gate departure to gate arrival) and to reimburse the regional carrier for various pass-through expenses related to the flights. Under the CPAs, we are responsible for the cost of providing fuel for all flights and for paying aircraft rent for all of the aircraft covered by the CPAs. Generally, the CPAs contain incentive bonus and rebate provisions based upon each regional carrier’s operational performance. United’s CPAs are for 551 regional aircraft, and the CPAs have terms expiring through 2024. Aircraft operated under CPAs include aircraft leased directly from the regional carriers and those leased from third-party lessors and operated by the regional carriers.

Our future commitments under our CPAs are dependent on numerous variables, and are therefore difficult to predict. The most important of these variables is the number of scheduled block hours. Although we are not required to purchase a minimum number of block hours under certain of our CPAs, we have set forth below estimates of our future payments under the CPAs based on our assumptions. United’s estimates of its future payments under all of the CPAs do not include the portion of the underlying obligation for any aircraft leased to ExpressJet or deemed to be leased from other regional carriers and facility rent that are disclosed as part of aircraft and nonaircraft operating leases. For purposes of calculating these estimates, we have assumed (1) the number of block hours flown is based on our anticipated level of flight activity or at any contractual minimum utilization levels if applicable, whichever is higher, (2) that we will reduce the fleet as rapidly as contractually allowed under each CPA, (3) that aircraft utilization, stage length and load factors will remain constant, (4) that each carrier’s operational performance will remain at historic levels and (5) that inflation is projected to be between 1.5% and 2.2% per year. These amounts exclude variable pass-through costs such as fuel and landing fees, among others. Based on these assumptions as of December 31, 2012, our future payments through the end of the terms of our CPAs are presented in the table below (in millions):

2013	$1,801
2014	1,604
2015	1,422
2016	1,187
2017	1,159
After 2017	2,376

$9,549

It is important to note that the actual amounts we pay to our regional operators under CPAs could differ materially from these estimates. For example, a 10% increase or decrease in scheduled block hours for all of United’s regional operators (whether as a result of changes in average daily utilization or otherwise) in 2013 would result in a corresponding change in annual cash obligations under the CPAs of approximately $148 million (8.2%).